EXHIBIT 10(C)
Form of
The Progressive Corporation
Directors Restricted Stock Deferral Plan
Revocation Election
This Revocation Election is entered into pursuant to the provisions of The Progressive Corporation Directors Restricted Stock Deferral Plan (“Plan”). All capitalized terms in this Revocation Election shall have the meanings ascribed to them in the Plan.
          WHEREAS, the undersigned Participant has previously elected to defer receipt of his/her Restricted Stock Award granted in April, 2005; and
          WHEREAS, such Participant now desires to revoke such election;
          NOW, THEREFORE, such Participant hereby elects to revoke his/her election to defer the Restricted Stock Award granted to him/her in April, 2005.
          The undersigned Participant understands that this Revocation Election is subject to the terms, conditions and limitations of the Plan, as in effect from time to time, in all respects, and, once received by the Committee, may not be changed or revoked. The undersigned Participant also understands that this Revocation Election will not become effective unless received by the Committee on or before December 30, 2005.

Name of Participant:

Signature of Participant:

Date: